CERTIFICATIONS

                                                                   Exhibit 32.2

I, Christopher M. Capone, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q of CH Energy Group, Inc. and Central Hudson Gas & Electric Corporation (the "Companies") for the period ended March 31, 2007 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.



Date:  May 2, 2007







                                           /s/ Christopher M. Capone
                                  ---------------------------------------------
                                             Christopher M. Capone
                                          Executive Vice President and
                                            Chief Financial Officer
                                            of CH Energy Group, Inc.



                                           /s/ Christopher M. Capone
                                  ---------------------------------------------
                                             Christopher M. Capone
                                          Executive Vice President and
                                            Chief Financial Officer
                                  of Central Hudson Gas & Electric Corporation